EXHIBIT 10.8c - THIRD AMENDMENT TO LEASE DATED NOVEMBER 1, 1997,
                BETWEEN REGISTRANT AND STANLEY KARCYNSKI


                        THIRD AMENDMENT TO LEASE

                            BY AND BETWEEN:

                          STANLEY KARCZYNSKI,

                               "Landlord"

                                 -and-

                       CISTRON BIOTECHNOLOGY, INC.,
                         a Delaware Corporation,

                                "Tenant"

----------------------------
DATED:
----------------------------

	THIRD AMENDMENT TO LEASE dated this       day of              1997,
by and between STANLEY KARCYNZKI, having an office at 180 Passaic Avenue, Fairfield, New Jersey 07004, hereinafter called the "Landlord"; and CISTRON BIOTECHNOLOGY, INC. a Delaware Corporation, having an address at 10 Bloomfield Avenue, Pine Brook, New Jersey 07058, hereinafter called the "Tenant".

                         W  I T N E S S E T H :-
                         - - - - - - - - - - - -

   WHEREAS, the Landlord owns certain lands and premises known as Lot 10 Block 160-1, in the Township of Montville, County of Morris and State of New Jersey, which lands and premises are commonly known as 10 Bloomfield Avenue, Pine Brook, New Jersey 07058, upon which there has been erected two one-story buildings, one of which will contain approximately 84,760 square feet, of which the tenant will occupy approximately 12,236 square feet, hereinafter called the "building"; and

   WHEREAS, Landlaord and Cistron Technology Incorporated (Tenant's predecessor-in-interest) have previously entered into a lease agreement dated September 4, 1984, as amended by letter amendment dated February 10, 1989, and further amended by second amendment to lease dated November 19, 1991, hereinafter collectively called the "Lease", in connection with the leasing of approximately 12,236 square feet in the building, hereinafter called the "leased premises"; and

   WHEREAS, the Landlord and Tenant have agreed to extend the Lease for a further period of five (5) years, which extended term shall commence as of November 1, 1997 and shall expire on October 31, 2002.

   NOW THEREFORE, in consideration of the sum of one ($1.00) DOLLAR and other good and valuable consideration, the parties hereto covenant and agree as follows:

   1. The Lease is hereby extended for a further period of five (5) years, which Lease extension shall commence as of November 1, 1997, and shall expire as of October 31, 2002, hereinafter called the "Extended Term".

   2. Article 3 of the Lease is hereby amended to provided that the Tenant shall pay Fixed Rent during the Extended Term in the amount of ONE HUNDRED TWENTY SIX THOUSAND SEVEN HUNDRED SIXTY FOUR AND 96/100 ($126,764.96) per annum, payable in equal installments of TEN THOUSAND FIVE HUNDRED SIXTY THREE AND 75/100 ($10,563.75) DOLLARS per month in the same manner as provided in Article 3.

   3. It is expressly understood and agreed that the Tenant shall accept the leased premises as of the commencement of the Extended Terms in an "as is" condition.

   4. Article 48 of the Lease entitled "Option to Renew" is hereby deleted in its entirety.

   5. Provided the Tenant is not in default pursuant to the terms and conditions of the Lease, the Tenant is hereby given the right and privilege to renew the Lease, for one (1) five (5) year period, to commence at the end of the Extended Term of the Lease, which renewal shall be upon the same terms and conditions as in the Lease contained, except as follows:

        (1) Tenant shall pay during the five (5) year renewal terms annual Fixed Rent based upon the prevailing fair market value per square foot applicable to the leased premises.

        (2) It is expressly understood and agreed that in any event the Fixed Rent for the five (5) year renewal term shall not be less than the annual Fixed Rent of ONE HUNDRED TWENTY SIX THOUSAND SEVEN HUNDRED SIXTY FOUR AND 96/100 ($126,764.96) DOLLARS per annum.

        (3) The right, option and privilege of the Tenant to renew the Lease as hereinabove set forth is expressly conditioned upon the Tenant delivering to the Landlord, in writing, by certified mail, return receipt requested, nine months' prior notice of its intention to renew, which notice shall be given to the Landlord by the Tenant no later than nine (9) months prior to the date fixed for termination of the Extended Term of the Lease.

   5. Except as hereinabove referred to, all other terms and conditions of the Lease shall remain in full force and effect, unimpaired and unmodified.

   6. This agreement shall be binding upon the parties hereto, their heirs, successors and assigns.

	IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed by their proper corporate officers and caused their proper corporate seals to be hereto affixed the day and year first above written.

WITNESS:


  TED BUYER                     STANLEY KARCYNSZKI  (L.S.)
------------------------        --------------------------
  TED BUYER                     STANLEY KARCZYNSKI


ATTEST:

DORA CIOCE			By: BRUCE C. GALTON
------------------------            ----------------------
DORA CIOCE                          BRUCE C. GALTON
                                    PRESIDENT & COO